UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	January 8, 2020

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2020, the Human Resources Committee (the “Committee”) of the Board of Directors of Pinnacle West Capital Corporation (“Pinnacle West” or the “Company”), acting pursuant to a delegation of authority from the Boards of Directors of both Pinnacle West and Arizona Public Service Company (“APS”), appointed Theodore N. Geisler to the position of Senior Vice President and Chief Financial Officer of the Company and APS, effective immediately. James R. Hatfield was promoted to the position of Executive Vice President and Chief Administrative Officer of APS, also effective immediately.

Mr. Geisler, age 41, has been Vice President and Chief Information Officer of APS since February 2018. He previously held the positions of General Manager, Transmission and Distribution Operations and Maintenance of APS from June 2017 to February 2018; Director, Investor Relations of Pinnacle West from April 2016 to June 2017; and Director, Transmission Operations and Maintenance of APS from May 2013 to April 2016. In connection with this appointment, Mr. Geisler’s annual base salary was increased to $360,000 and he has a target award opportunity of up to 60% of his base salary under the APS 2020 Annual Incentive Award Plan (see the Pinnacle West Capital Corporation/APS Current Report on Form 8-K filed on December 19, 2019 for further details on the APS 2020 Annual Incentive Award Plan). An equity award is expected to be granted in February 2020 with a grant date fair value of $500,000 under the regular long-term incentive program subject to the normal approval process by the Committee.

On January 8, 2020, the Committee, acting pursuant to a delegation of authority from the APS Board, appointed Daniel T. Froetscher as President and Chief Operating Officer of APS, effective immediately.  Jeffrey B. Guldner continues as Chairman of the Board and Chief Executive Officer of APS and Chairman of the Board, President and Chief Executive Officer of Pinnacle West.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: January 10, 2020	By: /s/ Robert E. Smith
Robert E. Smith
Senior Vice President and
General Counsel

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: January 10, 2020	By: /s/ Robert E. Smith
Robert E. Smith
Senior Vice President and
General Counsel